Note 10 - Deferred Income Taxes	12 Months Ended
Dec. 31, 2013
Deferred Income Tax Disclosure [Abstract]
Deferred Income Tax Disclosure [Text Block]
10.	Deferred income taxes

For the years ended December 31, 2013 and 2012, the Company estimated no current or deferred tax provisions. A reconciliation of income tax expense (benefit) computed by applying the U.S. federal statutory income tax rate and the reported effective tax rate on income for the years ended December 31, 2013 and 2012 are as follows:

	2013		2012
Income tax provision calculated using the federal statutory income tax rate		$(1,333)		$392
State income taxes, net of federal income taxes
Permanent differences and other		12
Change in valuation allowance		1,321		(392)

Total income tax expense	$		$

Deferred tax assets are determined based on the difference between financial statement and tax bases using enacted tax rates in effect for the year in which the differences are expected to reverse. The components of the deferred taxes as of December 31, 2013 and 2012 are as follows:

	2013		2012
Deferred tax assets
Federal net operating loss carryforward		$2,953		$1,649
Accrued interest
Asset retirement obligations		326		298
Shares to be issued
Total deferred tax assets		3,279		1,947

Deferred tax liabilities
Depletion and Depreciation		228		217

Net deferred tax asset, before valuation allowance		3,051		1,730
Valuation allowance		(3,051)		(1,730)

Net deferred tax asset	$		$

As of December 31, 2013 and 2012, the Company had net operating loss (“NOL”) carryforwards of approximately $8,686 and $4,820, respectively, which can be utilized in future years. These NOLs, if not used, will expire between 2025 and 2033. A valuation allowance has been established for the full amount of the tax asset since it is more likely than not that the deferred tax asset will not be realized.